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                                                                    Exhibit 99.2

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.



                           ATMOS ENERGY CORPORATION

                         7 3/8% Senior Notes due 2011

No.  1                                                     CUSIP NO. 049560 AB1
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          Atmos Energy Corporation, a Texas and Virginia corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of THREE HUNDRED FIFTY MILLION DOLLARS ($350,000,000) on May 15, 2011 (the "Maturity Date"), at the office or agency of the Company referred to below, and to pay interest thereon from May 22, 2001, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on May 15 and November 15 in each year (each, an "Interest Payment Date"), commencing November 15, 2001 at 7 3/8% per annum until the principal hereof is paid or duly provided for.

          Any payment of principal or interest required to be made on a day that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day and no interest shall accrue as a result of such delayed payment. Interest payable on each Interest Payment Date will include interest accrued from and including May 22, 2001, or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date.

          The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person (the "Holder") in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the May 1 and November 1 (whether or not a Business Day) next preceding such Interest Payment Date (a "Regular Record Date"). Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on such Regular Record Date and either may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee (referred to herein), notice whereof shall be given to the Holder of this Security not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

          For purposes of this Security, "Business Day" means any day that, in the city of the principal Corporate Trust Office of the Trustee and in the City of New York, is neither a Saturday, Sunday, or legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. So long as this Security remains in book-entry form, all payments of principal and interest will be made by the Company in immediately available funds.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          This Security is one of a duly authorized issue of securities of the Company designated as its 7 3/8% Senior Notes due 2011 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $350,000,000, which may be issued in one or more series under an Indenture, dated as of May 22, 2001 (as it may be supplemented from time to time herein called the "Indenture"), between the Company and SunTrust Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          Events of Default. If an Event of Default shall occur and be
          -----------------
continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          Maturity. The Securities will be redeemable, in whole or in part, at
          --------
the Company's option, at any time at a Redemption Price equal to the greater of:

          (a)  100% of the principal amount of the Securities, or

          (b) as determined by the Quotation Agent, the sum of the present values of the Remaining Scheduled Payments of principal and interest on the Securities discounted to the Redemption Date on a semi-annual basis assuming a 360-day year consisting of twelve 30 day months at the Adjusted Treasury Rate plus 25 basis points;

plus, in either case, accrued and unpaid interest on the principal amount of Securities being redeemed to the Redemption Date.

     "Adjusted Treasury Rate" means, for any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

     "Comparable Treasury Issue" means the United States treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, for any Redemption Date, the Reference Treasury Dealer Quotation for that Redemption Date.

     "Quotation Agent" means the Reference Treasury Dealer appointed by us.

     "Reference Treasury Dealer" means Banc of America Securities LLC and its successors; provided, however, if Banc of America Securities LLC ceases to be a primary U.S. government securities dealer in New York City (a "Primary Treasury Dealer"), we will substitute another Primary Treasury Dealer.

     "Reference Treasury Dealer Quotation" means, with respect to any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by the Reference Treasury Dealer by 5:00 p.m. on the third business day preceding the Redemption Date.

     "Remaining Scheduled Payments" means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal and interest on such Security that would be due after the related Redemption Date but for such redemption; provided, however, that if such Redemption Date is not an Interest Payment Date, the amount of the next succeeding scheduled interest payment on such note will be reduced by the amount of interest accrued on such note to such Redemption Date.

          In the event that less than all of the Securities are to be redeemed at any time, selection of such Securities for redemption will be made by the Trustee on a pro rata basis, by lot or by such method as the Trustee in its sole discretion shall deem fair and appropriate; provided, however, that no Securities of a principal amount of $1,000 or less shall be redeemed in part. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days before the Redemption Date, to each Holder of Securities to be redeemed, at its address as shown in the Security Register. If the Securities are to be redeemed in part only, the notice of redemption that relates to such Securities shall state the portion of the principal amount thereof to be redeemed. A new Security in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon surrender for cancellation of the original Security. On and after the Redemption Date, interest will cease to accrue on Securities or portions thereof called for redemption unless the Company defaults in the payment of the Redemption Price.

          Sinking Fund. This Security does not have the benefit of any sinking
          ------------
fund obligations.

          Modification and Waivers; Obligations of the Company Absolute. The
          -------------------------------------------------------------
Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of each series. Such amendment may be effected under the Indenture at any time, subject to certain exceptions, by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of such series at the time Outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the

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Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          Defeasance and Covenant Defeasance. The Indenture contains provisions
          ----------------------------------
for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          Authorized Denominations. The Securities are issuable only in
          ------------------------
registered form, without coupons in denominations of $1,000 and any integral multiple thereof.

          Registration of Transfer or Exchange. As provided in the Indenture
          ------------------------------------
and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. At the date of the original issuance of this Security such office or agency of the Company is maintained by SunTrust Bank, Corporate Trust Division, 25 Park Place, 24th Floor, Atlanta, GA 30303-2900.

          As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

          Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          Defined Terms. All terms used in this Security which are defined in
          -------------
the Indenture shall have the meanings assigned to them in the Indenture.

          Governing Laws. The Indenture and this Security shall be governed by
          --------------
and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              ATMOS ENERGY CORPORATION

                              By:  /s/ Louis P. Gregory
                                   -----------------------------
                                   Name:   Louis P. Gregory
                                   Title:  Sr. Vice President &
                                             General Counsel

Attest:

By: /s/ Shirley A. Hines
    -----------------------------
    Name:   Shirley A. Hines
    Title:  Corporate Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: May 22, 2001           SUNTRUST BANK,
                                as Trustee

                              By: /s/ Jack Ellerin
                                 -------------------
                                  Authorized Officer
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                                ASSIGNMENT FORM

To assign this Security, fill in the form below:
(I) or (we) assign and transfer this Security to


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              (Insert assignee's social security or tax I.D. no.)

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             (Print or type assignee's name, address and zip code)

and irrevocably appoint
                       ---------------------------------------------------------
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:          Signature:
     ---------            ------------------------------------------------------
                          (sign exactly as name appears on the other side of this Security)



Signature guaranteed by:
                         -------------------------------